UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2002

X-RITE, INCORPORATED

(Exact name of Registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-14800 (Commission File Number)	38-1737300 (IRS Employer Identification No.)

3100 44th Street, Grandville, Michigan (Address of principal executive offices)	49419 (Zip Code)

Registrant's telephone number, including area code: 616-534-7667

Not Applicable
(Former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant

        X-Rite, Incorporated (the “Company”) has determined to dismiss its independent auditors, Arthur Andersen LLP (“Andersen”), and to engage the services of Ernst & Young LLP as its new independent auditors. The change in auditors was approved by the Board of Directors of the Company as recommended by the Audit Committee of the Board of Directors of the Company; the change is effective as of May 21, 2002. As a result, Ernst & Young LLP will audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 28, 2002.

        Andersen’s report on the Company’s consolidated financial statements for the fiscal years ended December 29, 2001 and December 30, 2000, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 29, 2001 and December 30, 2000, and through the date of this Form 8-K (the “Relevant Period”), there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen’s satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement(s) in connection with the reports on the Company’s consolidated financial statements for such years; and there were no reportable events as described in Item 304(a)(1)(v) (“Reportable Events”) of the Securities and Exchange Commission’s (the “Commission”) Regulation S-K.

        The Company has provided a copy of the foregoing statements to Andersen as required by Item 304(a)(3) of Regulation S-K. Attached as Exhibit 16 is a copy of Andersen’s letter to the Commission, dated May 23, 2002, stating its agreement with such statements.

        During the Relevant Period, neither the Company nor anyone acting on its behalf consulted with Ernst & Young LLP regarding (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matters or Reportable Events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits

         (c)      Exhibits

                     16      Letter from Arthur Andersen LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X-RITE, INCORPORATED

Dated: May 23, 2002	By /s/ Michael C. Ferrara Michael C. Ferrara Its President

EXHIBIT INDEX

Exhibit No.           Description

Exhibit 16              Letter from Arthur Andersen LLP regarding change in certifying accountant.

EXHIBIT 16

May 23, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Ladies and Gentlemen:

        We have read the first three paragraphs of Item 4 included in the Form 8-K dated May 23, 2002, of X-Rite, Incorporated to be filed with the Securities and Exchange Commission, and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP

c:    Mr. Richard E. Cook
      Chief Executive Officer
      Mr. Duane Kluting
      Chief Financial Officer
      X-Rite, Incorporated